                                      HEI, INC.
                         1989 OMNIBUS STOCK COMPENSATION PLAN
               AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 15, 1991 AND
         AMENDED EFFECTIVE APRIL 29, 1992, MAY 11, 1994, AND OCTOBER 31, 1996

                                  TABLE OF CONTENTS

ITEM           DESCRIPTION                                                 PAGE
----           -----------                                                 ----

SECTION 1.    Purpose; Definitions . . . . . . . . . . . . . . . . . . . . . 2
SECTION 2.    Administration . . . . . . . . . . . . . . . . . . . . . . . . 4
SECTION 3.    Stock Subject to Plan. . . . . . . . . . . . . . . . . . . . . 6
SECTION 4.    Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . 6
SECTION 5.    Stock Options. . . . . . . . . . . . . . . . . . . . . . . . . 7
SECTION 6.    Stock Appreciation Rights. . . . . . . . . . . . . . . . . . .10
SECTION 7.    Restricted Stock . . . . . . . . . . . . . . . . . . . . . . .12
SECTION 8.    Deferred Stock . . . . . . . . . . . . . . . . . . . . . . . .13
SECTION 9.    Stock Purchase Rights. . . . . . . . . . . . . . . . . . . . .14
SECTION 10.   Other Stock-Based Awards . . . . . . . . . . . . . . . . . . .17
SECTION 11    Change in Control Provisions . . . . . . . . . . . . . . . . .18
SECTION 12.   Amendments and Termination . . . . . . . . . . . . . . . . . .19
SECTION 13.   Unfunded Status of Plan. . . . . . . . . . . . . . . . . . . .20
SECTION 14.   General Provisions . . . . . . . . . . . . . . . . . . . . . .21
SECTION 15.   Effective Date of Plan . . . . . . . . . . . . . . . . . . . .22
SECTION 16.   Term of Plan . . . . . . . . . . . . . . . . . . . . . . . . .23
SECTION 17.   Applicability to Grants under Other Company Plans. . . . . . .23


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                                      HEI, INC.
                         1989 OMNIBUS STOCK COMPENSATION PLAN
                 AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 15, 1991
   AND AMENDED EFFECTIVE APRIL 29, 1992 AND MAY 11, 1994, AND OCTOBER 31, 1996

SECTION 1.    PURPOSE; DEFINITIONS

    The purpose of the HEI, Inc. 1989 Omnibus Stock Compensation Plan (the "Plan") is to enable HEI, Inc. (the "Company") to attract, retain, and reward employees of the Company and its Parents, Subsidiaries, and Affiliates, and strengthen the mutuality of interests between such employees and the Company's shareholders, by offering such employees performance-based stock incentives and/or other equity interests or equity-based incentives of the Company.

    In addition to definitions that may be contained elsewhere in this Plan, for purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Affiliate" means any entity other than the Company and its Parents and Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         (b) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Stock Purchase Right, or Other Stock-Based Award, or any other right, interest, or option relating to Stock or other securities of the Company granted pursuant to the provisions of this Plan.

         (c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder and signed by both the Company and the Participant.

         (d)  "Board" means the Board of Directors of the Company.

         (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (f) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board. Where the Board has retained administrative authority with respect to the Plan, references herein to the "Committee" shall refer to the Board.

         (g) "Company" means HEI, Inc., a corporation organized under the laws of the State of Minnesota, or any successor corporation.


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         (h)  "Deferred Stock" means an Award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

         (i) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan or, as applied to Incentive Stock Options, as defined in Section 22(e)(3) of the Code.

         (j)  [deleted]

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (1) "Fair Market Value" means as of any given date, unless otherwise determined by the Committee in good faith, the average for the preceding five business days of the closing bid prices of the Stock as reported on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or, if the Stock is then traded on the NASDAQ National Market System ("NASDAQ/NMS") or a national or regional securities exchange, the average for the preceding five business days of the closing prices of the Stock on NASDAQ/NMS or such exchange.

         (m) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         (n) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (o) "Other Stock-Based Award" means an Award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

         (p) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an Award, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (q) "Participant" means an employee of the Company or any Subsidiary, Parent, or Affiliate of the Company who is selected by the Committee to receive an Award under the Plan.

         (r) "Plan" means this HEI, Inc. 1989 Omnibus Stock Compensation Plan, as hereafter amended from time to time.

         (s) "Restricted Stock" means an Award made pursuant to Section 7 below of Stock that is subject to restrictions.

         (t) "Stock" means the Common Stock, $.05 par value per share, of the Company.

         (u) "Stock Appreciation Right" or "SAR" means the right to receive to receive a payment in cash, Stock, Restricted Stock, or Deferred Stock as determined by the Committee.

         (v) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

         (w) "Stock Purchase Right" means the right to purchase Stock pursuant to Section 9 below.

         (x) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

    In addition, the terms "Change in Control" and "Change in Control Price" shall have the meanings set forth, respectively, in Sections 11(b) and (c) below.

SECTION 2.    ADMINISTRATION

    The Plan shall be administered by a Committee of not fewer than two members of the Board, who shall be appointed by the Board and serve at the pleasure of the Board. Initially, the Committee shall consist of the three nonemployee directors. The functions of the Committee specified in the Plan shall be exercised by the Board, if and to the extent that no Committee exists that has the authority to so administer the Plan, or to the extent that the Board retains authority to administer the Plan under specified circumstances. As to the selection of and grants of Awards to persons who are not subject to Sections 16(a) and 16(b) of the Exchange Act, the Committee may delegate any or all of its responsibility to members of the Company's administration. The grants of Awards and determination of the terms thereof to persons who are subject to Sections 16(a) and 16(b) of the Exchange Act shall be made in a manner that satisfies the requirements of Rule 16b-3 under the Exchange Act, or any successor rule.

    The Committee shall have full power and authority, consistent with the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may be adopted by the Board:

         (a) to select the employees of the Company and any Parent, Subsidiary, or Affiliate to whom Awards may from time to time be granted hereunder;

         (b) to determine the type or types of Awards to be granted to employees hereunder;

         (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

         (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

         (e) to determine whether, to what extent, and under what circumstances an Award may be settled in cash, Stock, or other property or canceled or suspended;

         (f) to determine whether, to what extent, and under what circumstances cash, Stock, and other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant;

         (g) to interpret and administer the Plan and any instrument or agreement entered into thereunder;

         (h) to establish such rules and regulations and appoint such agents as it shall deem appropriate for proper administration of the Plan; and

         (i) to make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

    Members of the Board and of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

    Decisions of the Committee shall be made in the Committee's sole discretion and shall be final, conclusive, and binding on all persons, including the Company, any Participant, any shareholder, and any employee of the Company or any Parent, Subsidiary, or Affiliate.

SECTION 3.    STOCK SUBJECT TO PLAN

    The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,200,000 shares of Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

    Subject to the possible adjustments described in the last paragraph of this
Section 3, the total number of shares of Stock reserved and authorized for issuance upon exercise of Incentive Stock Options shall be 900,000. To the extent that such shares are not used for Incentive Stock Options, they shall be available for other Awards to be granted under the Plan.

    If any shares of Stock subject to an Award are not issued to a Participant because an Option or SAR is not exercised or an Award is otherwise forfeited or any such Award otherwise terminates without a payment being made to the Participant in the form of Stock, such shares shall again be available for distribution in connection with future Awards under the Plan.

    In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Any such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.    ELIGIBILITY

    Except as otherwise provided herein with respect to a specific Award under
Section 9, officers, management, or highly compensated employees of the Company and any Subsidiary, Parent, or Affiliate (but excluding members of the Committee) are eligible to be granted Awards under the Plan. The Committee shall have the exclusive authority to determine what constitutes management or a "highly compensated employee" and in making such a determination shall take into consideration guidelines established by the Department of Labor and court decisions as to what constitutes a "select group of management or highly compensated employees."

SECTION 5.    STOCK OPTIONS

    Stock options may be granted alone, in addition to or in tandem with other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Options may be issued with or without Stock Appreciation Rights.

    Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

         (a) EXERCISE PRICE. Except as provided in Section 5(i), the exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 85% of the Fair Market Value of the Stock on the date of grant.

         (b) OPTION TERM. Except as provided in Section 5(i) hereof, the term of each Stock Option shall be fixed by the Committee.

         (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Sections 5(f), (g), and (h) and

    Section 11, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

         (d) METHOD OF EXERCISE. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period.

         Payment of the exercise price may be made by check, note (if approved by the Board), or such other instrument or method as the Committee may accept. If so provided in the related Award Agreement, payment in full or in part may also be made in the form of Stock already owned by the optionee or Restricted Stock or Deferred Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Option is exercised, as determined by the Committee). Payment of the exercise price may be made through exercise of either Tandem SARS or Freestanding SARS held by the optionee. With the prior approval of the Committee, the exercise price of an Option may be paid through the delivery of Stock acquired by successive exercises of the Option ("pyramiding").

         If payment of the exercise price of a Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, such Restricted Stock or Deferred Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock Award or Deferred Stock Award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

         No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option after the optionee has given written notice of exercise, has paid in full for such Stock, and, if requested, has given the representation described in Section 14(a).

         (e) NONTRANSFERABILITY OF OPTIONS. Subject to Section 5(i), and unless otherwise provided by the related Award Agreement, no Stock Option shall be transferable by the optionee otherwise than by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and all Stock Options shall be exercisable during the optionee's lifetime only by the optionee.

         (f) TERMINATION BY DEATH. Subject to Section 5(i), if an optionee's employment by the Company or any Subsidiary, Parent, or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the optionee's estate or by any person who acquired the Option by will or the laws of descent and distribution, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (g) TERMINATION BY REASON OF DISABILITY. Subject to Section 5(i), if an optionee's employment by the Company or any Subsidiary, Parent, or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), until the expiration of the stated term of such Stock Option (unless otherwise specified by the Committee at the time of grant); provided, however, that, if the optionee dies prior to such expiration (or within such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (h) OTHER TERMINATION. Subject to Section 5(i), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company or any Subsidiary, Parent, or Affiliate terminates for any reason other than death or Disability, the Stock Option shall be exercisable, to the extent otherwise then exercisable, for the lesser of three months from the date of termination of employment or the balance of such Stock Option's term.

         (i) INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary not withstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
    Section 422.

         To the extent required for "incentive stock option" status under
    Section 422 of the Code (taking into account applicable Internal Revenue Service regulations and pronouncements and court decisions), the Plan shall be deemed to provide:

              (i) that Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company;

              (ii) that the exercise price of any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock as of the date of grant

         (110% for an optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary);

              (iii) that the maximum term of exercise for any Incentive Stock Option shall not exceed ten years (five years in the case of an optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary); and

              (iv) that Incentive Stock Options shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the optionee's lifetime, only by the optionee.

         To the extent permitted under Section 422 of the Code or applicable regulations thereunder or any applicable Internal Revenue Service pronouncements:

              (i) if a Participant's employment is terminated by reason of death or disability and the portion of any Incentive Stock Option that becomes exercisable during the post-termination period specified in
         Section 5(f) or (g) hereof exceeds the $100,000 limitation contained in Section 422(d) of the Code, such excess shall be treated as a Nonqualified Stock Option; and

              (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that exceeds the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Nonqualified Stock Option.


         (j) NO TANDEM OPTIONS. Options consisting of both an Incentive Stock Option and a Nonqualified Stock Option shall not be granted under the Plan.

SECTION 6.    STOCK APPRECIATION RIGHTS

         (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted either alone ("Freestanding SAR") or in addition to other Awards granted under the Plan and may, but need not, relate to all or part of any Stock Option granted under the Plan ("Tandem SAR"). In the case of a Nonqualified Stock Option, a Tandem SAR may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, a Tandem SAR may be granted only at the time of the grant of such Stock Option.

              A Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Tandem SAR is granted with respect to less than the full number of shares covered by a related Stock Option. Stock Options relating to exercised Tandem SARs shall no longer be exercisable to the extent that the related Tandem SARs have been exercised.


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

              A Stock Appreciation Right may be exercised, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose and as set forth in the related Award Agreement. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b).

         (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

              (i) The exercise price of a Tandem SAR shall be the exercise price of the related Option. The exercise price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Stock on the date of grant of the Freestanding SAR. Notwithstanding the foregoing, the Committee may unilaterally limit the appreciation in value of Stock attributable to an SAR at any time prior to its exercise.

              (ii) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent provided in the related Award Agreement; provided, however, that the exercise provisions of an SAR granted in tandem with an Incentive Stock Option shall be the same as the related Option.

              (iii) Upon the exercise of a Stock Appreciation Right, the holder shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise, or such other date as the Committee shall specify in the Award Agreement, over the exercise price per share specified in the related Award Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the Stock on the date of exercise.

              (iv) Except as may be otherwise provided in the related Award Agreement, Stock Appreciation Rights shall not be transferable except under the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the lifetime of the Participant only by the Participant.

              (v) Upon the exercise of a Stock Appreciation Right, any related Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

              (vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

SECTION 7.    RESTRICTED STOCK

         (a) ADMINISTRATION. Restricted Stock Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan for no consideration or for such minimum consideration as may be required by applicable law. The Committee shall determine the persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of the Awards.

         The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion, and the Committee may, after grant, change the Restriction Period or waive the restrictive limitations for all or any part of any Restricted Stock Award.

         The provisions of Restricted Stock Awards need not be the same with respect to each recipient. All Awards of Restricted Stock shall be evidenced by appropriate Award Agreements.

         (b) CERTIFICATES. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee, in its sole discretion, shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. Any such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

         (c) RESTRICTIONS AND CONDITIONS. Except as may be otherwise provided in the related Award Agreement, during a period set by the Committee commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under the Plan but shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends.

         The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash or stock dividends to be deferred and, if the Committee so determines, reinvested, subject to
    Section 14(f) hereof, in additional

    Restricted Stock subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued, to the extent shares are available under Section 3, or otherwise reinvested.

         Upon termination of a Participant's employment with the Company or any Subsidiary, Parent, or Affiliate for any reason during the Restriction Period, all or a portion of the shares still subject to restriction may vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

SECTION 8.    DEFERRED STOCK

         (a) ADMINISTRATION. Deferred Stock may be awarded either alone, in addition to, or in tandem with other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 8(b).

         The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion, and the Committee may, after grant, change the vesting period or waive the deferral limitations for all or any part of any Deferred Stock Award.

         The provisions of Deferred Stock Awards need not be the same with respect to each recipient.

         All Awards of Deferred Stock shall be evidenced by appropriate Award Agreements.

         (b) TERMS AND CONDITIONS. Except as may be otherwise provided in the related Award Agreement, Deferred Stock Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to below, where applicable), share certificates shall be delivered to the Participant, or his legal representative, representing the number of shares covered by the Deferred Stock Award.

         Any dividends declared during the Deferral Period with respect to shares covered by a Deferred Stock Award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the grant of the Award by the Committee, in its sole discretion.

         Upon termination of a Participant's employment with the Company or any Subsidiary, Parent, or Affiliate for any reason during the Deferral Period for a given Award, all or a portion of the Deferred Stock subject to the Award may vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

         A Participant may elect to further defer receipt of an Award (or an installment of an Award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for such Deferred Stock Award (or such installment).

SECTION 9.    STOCK PURCHASE RIGHTS

         (a) ELIGIBLE EMPLOYEES. Any employee who has been continuously in the employment of the Company or any Parent or Subsidiary since the January 1 preceding a particular Purchase Period (as defined in Section 9(k)(ii)), except (i) any employee customarily employed less than 20 hours weekly and
    (ii) any employee who, immediately after a right to purchase is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (applying the rules of Section 425(d) of the Code to determine such stock ownership and treating the shares of Stock that the employee may purchase under outstanding options under this or any other plan of the Company or any Parent or Subsidiary as owned by the employee), shall be eligible to receive options under this Section 9 for a given Purchase Period. Subject to the provisions of Section 9(d), an employee will continue to be eligible to receive options under this Section 9 so long as he or she remains eligible as defined herein.

         (b) GRANT OF OPTION. Each eligible employee who elects to participate is granted an option as of the first business day of the Purchase Period to purchase on the last business day of the Purchase Period that number of whole shares of Stock as could be purchased at a price equal to the price specified in Section 9(c) with the entire credit balance in the Participant's Stock Purchase Account (as defined) on such date; provided, however, that no right will be deemed to be granted or received hereunder which would permit a Participant to purchase Stock under this Plan and under all other stock purchase plans, if any, of the Company at a rate which exceeds $25,000 in Fair Market Value of Stock (determined as of the date the option is granted) for each calendar year.

         (c) PURCHASE PRICE. The purchase price will be the lesser of (i) 85% of the Fair Market Value (as defined in Section 1(l) hereof) of the Stock on the first business day of the Purchase Period or (ii) 85% of the Fair Market Value (as defined in Section 1(l) hereof) of the Stock on the last business day of the Purchase Period, in each case rounded up to the next higher full cent.

         (d) ELECTION TO PARTICIPATE. An eligible employee may elect to participate in the Plan for a given Purchase Period by filing with the Committee or a person designated by the Committee on or before the 30th day following commencement of that Purchase Period an appropriate document authorizing regular payroll deductions from Current Compensation (as defined herein) beginning with the first payday in the Purchase Period and continuing through the last payday in the Purchase Period or until the employee withdraws from the Plan or ceases to be eligible to participate in the Plan.

         (e) METHOD OF PAYMENT. A Participant may elect payroll deductions of any whole percentage from 2% through 10% of Current Compensation. During the Purchase Period, the Participant may not reduce or increase his payroll deductions. However, the Participant may cease making payroll deductions at any time by providing written notice to the Committee. Payroll deductions will be credited to a separate bookkeeping account established by the Company for each Participant (the "Stock Purchase Account") on each payday. Payroll deductions will not earn interest.

         The Stock Purchase Account is established solely for bookkeeping purposes, and all amounts credited to the Stock Purchase Account will remain part of the general assets of the Company. A Participant may not make any separate cash payment into his Stock Purchase Account.

         (f) PURCHASE OF STOCK. On the last business day of the Purchase Period, the entire credit balance in each Participant's Stock Purchase Account will be used to purchase the largest number of whole shares of Stock purchasable with such amount unless, prior to such date, the Participant elects to purchase a specified number of whole shares of Stock which is less than the number described above or elects to receive the entire credit balance in cash. Any amount remaining in a Participant's Stock Purchase Account after such purchase (or the entire credit balance thereof if the Participant elects not to purchase any Stock) will be paid to the Participant in cash within 30 days after the end of the Purchase Period.

         As soon as practicable after each Purchase Period, the Company will cause to be delivered to the Participant a certificate representing the Stock purchased.

         The Company will not be required to issue or deliver any certificate representing Stock purchased hereunder prior to registration under the Securities Act of 1933, as amended, or registration or qualification under any state law if such registration or qualification is required.

         (g) TERMINATION OF EMPLOYMENT. Upon termination of employment for any reason other than death, retirement or sale of a portion or all of the Company's business, the Company will pay to the Participant in cash within thirty (30) days the entire credit balance in the Participant's Stock Purchase Account.

              Upon termination as a result of a sale of all or a portion of the Company's business, if so determined by the Board, in its sole discretion, the Participant may, within thirty (30) days after such termination, elect to purchase some or all of the shares of Stock he could have purchased with the balance in his Stock Purchase Account as of the date of termination. The purchase price for any shares so purchased shall be the price described in Section 9(c)(i) hereof. If such election is not made, the Company will pay to the Participant in cash within sixty (60) days of the termination, the entire balance remaining in the Participant's Stock Purchase Account.

              Upon termination due to death or retirement, the Participant or his estate may, within 180 days after such termination (60 days after termination in the case of retirement), elect to purchase some or all of the shares of Stock he could have purchased with the balance in his Stock Purchase Account as of the date of termination. The purchase price for any shares so purchased shall be the price described in Section 9(c)(i) hereof. If such election is not made, the Company will pay to the Participant or his estate in cash within thirty (30) days of the failure to elect, the entire balance remaining in the Participant's Stock Purchase Account.

         For purposes of this Plan, an approved leave of absence or temporary layoff will not be deemed a termination of employment.

         (h) NONTRANSFERABILITY. An option granted pursuant to this Section 9 shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the optionee's lifetime, only by the optionee. The amounts credited to a Stock Purchase Account may not be assigned, transferred, pledged, or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation, or other disposition of such amounts will be null and void and without effect.

         (i) NO RIGHTS AS SHAREHOLDER. An employee will have no interest in the Stock purchased until full payment has been made and a share certificate representing the same has been issued.

         (j) DEFINITIONS. For purposes of this Section 9, the following terms have the meanings set forth below:

         (i) "CURRENT COMPENSATION" means the basic gross cash compensation (wage, salary, and sales incentives, including bonuses and commissions) paid by the Company or any Parent or Subsidiary to a Participant in accordance with the terms of employment, but excluding all overtime earnings, bonus payments, severance pay, and all other forms of compensation, and all remuneration which is not a term of the employment relationship (whether or not paid pursuant to a voluntary plan established by the Company or any Parent or Subsidiary).

         (ii) "PURCHASE PERIOD" means the 12-month period beginning on April 1 of each year.

SECTION 10.   OTHER STOCK-BASED AWARDS

         (a) ADMINISTRATION. Other Awards of Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, or exchangeable securities, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, or Stock Purchase Rights granted under the Plan.

         Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

         The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

         (b) TERMS AND CONDITIONS. Unless otherwise provided in the related Award Agreement, Stock subject to Awards made under this Section 10 may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the Stock is issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

         The Participant shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

         Any Award under Section 10 and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

         In the event of the Participant's retirement, Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed with respect to any or all of an Award under this
    Section 10.

         Each Award under this Section 10 shall be confirmed by, and subject to the terms of, an Award Agreement or other instrument entered into by the Company and the Participant.

         Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration. The purchase price of any Stock (including securities convertible into Stock) subject to a purchase right awarded under this Section 10 shall be at least 85% of the Fair Market Value of the Stock on the date of grant.

SECTION 11.   CHANGE IN CONTROL PROVISIONS

         (a) IMPACT OF EVENT. In the event of a "Change in Control" as defined in Section 11(b), the following provisions shall apply:

         (i) Any Award, if so provided in the related Award Agreement, shall become fully exercisable and vested.

         (ii) The value of all outstanding Awards shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 11(c) as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

         (b) DEFINITION OF "CHANGE IN CONTROL". For purposes of Section 11(a), a "Change in Control" means the happening of any of the following:

         (i) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company or any Subsidiary or Parent or any employee benefit plan sponsored or maintained by the Company or any Subsidiary or Parent (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

         (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least 60% of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this
         Section 11(b)(ii); or

         (iii) The approval by the shareholders of an acquisition of the Company by an entity other than the Company or a Subsidiary or Parent through purchase of assets, or by merger, or otherwise.

         (c) CHANGE IN CONTROL PRICE. For purposes of this Section 11, "Change in Control Price" means the highest price per share paid in any transaction reported on any market on which the Company's Stock is traded or paid or offered in any bona fide transaction related to the Change in Control of the Company at any time during the 60-day period immediately preceding the occurrence of the Change in Control, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cashout occurs under Section 11(a)(ii).

SECTION 12.   AMENDMENTS AND TERMINATION

    The Board may amend, alter, discontinue, or terminate the Plan, or any portion thereof, but no amendment, alteration, or discontinuation shall be made which would impair the vested rights of a Participant under any Award theretofore granted, without the Participant's consent, or which, without the approval of the Company's stockholders, would:

         (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

         (b) authorize an increase in the total number of shares reserved for issuance upon exercise of Incentive Stock Options;

         (c) decrease the option price of any Incentive Stock Option to less than 100% of the Fair Market Value on the date of grant or change the pricing terms of Section 9(c);

         (d) increase the rate of payroll deductions under Section 9 to more than 15% of Current Compensation;

         (e)  permit the issuance of Stock prior to payment in full therefor;

         (f) change the employees or class of employees eligible to participate in the Plan; or

         (g) extend the maximum option period under Section 5(i) of the Plan or extend a Participant's right to purchase Stock pursuant to the grant of an option under Section 9 hereof to a date more than five years from the date of such grant.

    The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the vested rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one-for-one or other basis), including previously granted Stock Options having higher option exercise prices.

    Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 13.   UNFUNDED STATUS OF PLAN

    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 14.   GENERAL PROVISIONS

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option or receiving shares pursuant to any other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any over-the-counter market on which the Stock is quoted, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock, or Restricted Stock an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

         (c) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (d) Neither the adoption of the Plan nor the grant of any Award hereunder shall confer upon any employee of the Company or any Subsidiary, Parent, or Affiliate any right to continued employment with the Company or a Subsidiary, Parent, or

    Affiliate, as the case may be, or interfere in any way with the right of the Company or a Subsidiary, Parent, or Affiliate to terminate the employment of any of its employees at any time.


         (e) No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Subsidiary, Parent, or Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.
    Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement.

         (f) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan Awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights, and other Plan Awards).

         (g) To the extent that federal laws (such as the Code, the Exchange Act, or the Employee Retirement Income Security Act of 1974) do not otherwise control, this Plan and all Awards made and actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Minnesota.

         (h) Unless otherwise provided by the related Award Agreement, no rights granted hereunder may be assigned, transferred, pledged, or hypothecated (whether by operation or otherwise) or be subject to execution, attachment, or similar process, and any attempted assignment, transfer, pledge, hypothecation, or other disposition or levy of attachment or similar process upon any such right will be null and void and without effect.

         (i) If any term, provision, or portion of this Plan or any Award granted hereunder shall be deemed unenforceable or in violation of applicable law, such term, provision, or portion of the Plan or the Award shall be deemed severable from all other terms, provisions, or portions of this Plan or the Award or any other Awards granted hereunder, which shall otherwise continue in full force and effect.

SECTION 15.   EFFECTIVE DATE OF PLAN

    The Plan shall be effective as of April 3, 1989, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the annual shareholders' meeting next following adoption of the Plan. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such shareholders.

SECTION 16.   TERM OF PLAN

    No Incentive Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the date of adoption of the Plan, but Incentive Stock Options granted prior to such tenth anniversary may extend beyond that date. All other Awards may be granted at any time and for any period unless otherwise provided by the Plan.

SECTION 17.   APPLICABILITY TO GRANTS UNDER OTHER COMPANY PLANS

    Subject to shareholder approval of the Plan (in accordance with Section 15 above), no further options shall be granted under the 1981 Incentive Stock Option Plan and the 1984 Nonqualified Stock Option Plan, both of which shall remain in effect until all options granted pursuant thereto have been exercised or have expired or terminated by their terms. The share authorization provisions of the 1981 Incentive Stock Option Plan and the 1984 Nonqualified Stock Option Plan shall operate independently of Section 3 of the Plan.